SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                         Tri City Bankshares Corporation
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:



2) Aggregate number of securities to which transaction applies:



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



4) Proposed maximum aggregate value of transaction:



5)       Total fee paid:



         [  ]     Fee paid previously with preliminary materials.

         [  ]     Check box if any part of the fee is offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:

                  2)       Form, Schedule or Registration Statement No.:

                  3)       Filing Party:

                  4)       Date Filed:

                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154
                                ----------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 14, 2000



TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 14, 2000 at 9:30 a.m., for the following purposes:

     (1) To elect fifteen members of the Board of Directors to serve until the 2001 Annual Meeting of Shareholders and until their successors are elected and qualified; and

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Holders of common stock of record at the close of business on April 21, 2000, will be entitled to notice of, and to vote at, the Annual Meeting, or at any adjournment thereof.

All shareholders are cordially invited to attend and participate in the Annual Meeting in person. Those who do not expect to attend the Annual Meeting are urged to sign and return the enclosed proxy. Your proxy will not be used if you subsequently decide to attend the Annual Meeting and desire to vote your shares in person, or if you revoke your proxy by any other lawful means.


By Order of the Board of Directors,

/s/ Scott A. Wilson


Scott A. Wilson, Secretary

Oak Creek, Wisconsin
May 5, 2000

                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154


                                 PROXY STATEMENT

                           --------------------------







This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on June 14, 2000, at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this Proxy Statement with its enclosures. No other solicitation is contemplated, however, if it is necessary to assure adequate attendance at the Annual Meeting, the Corporation's Board of Directors may, if it deems it advisable, make a further solicitation by mail, telephone, telegraph, and/or personal interview for proxies. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total expense of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's common stock, $1.00 par value (the "Common Stock"), will be borne by the Corporation. The approximate date on which this Proxy Statement and accompanying proxy card are first being mailed to shareholders is May 5, 2000.

Shareholders are asked to complete, sign, and return the enclosed proxy. The proxy may be revoked by you at any time before it is voted at the Annual Meeting. Prior to the Annual Meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Scott A. Wilson, at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may be revoked at the Annual Meeting by oral or written request to the Secretary of the Corporation.

Only shareholders of record at the close of business on April 21, 2000 (the "Record Date") will be entitled to vote at the meeting. There were 2,549,679 shares of the Common Stock of the Corporation outstanding on that date, each share being entitled to one vote.

The presence, in person or by proxy, of the holders of a majority of the shares of the Common Stock outstanding on the Record Date is required for a quorum with respect to the matters on which action is to be taken at the Annual Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining a quorum.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information is based upon information provided to the Corporation by the persons named below and sets forth, as of March 11, 2000, information regarding the beneficial ownership of shares of Common Stock by (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's Common Stock; (b) directors, nominees for director and certain executive officers; and (c) all directors and officers of the Corporation as a group. Except as otherwise indicated, the address of each beneficial owner of more than 5% of the Common Stock listed below is 6400 South 27th Street, Oak Creek, Wisconsin 53154.

                                                  Amount and Nature
                                     Percent of
Name of Beneficial Owner             Ownership (1)             Class (2)
------------------------------       -------------------       ------

Frank J. Bauer                       27,209 Shares (3)              1.069%

Sanford Fedderly                     71,456 Shares (4)              2.809%

William Gravitter                   206,137 Shares (5)              8.103%

Henry Karbiner, Jr                   67,535 Shares (6)              2.655%

William L. Komisar                      254 Shares                     *

Christ Krantz                        67,294 Shares                  2.645%

Rudie L. Lauterbach                  15,024 Shares                     *

William P. McGovern                  12,000 Shares                     *

Robert W. Orth                        9,394 Shares (7)                 *

Ronald K. Puetz                      11,198 Shares (8)                 *

John M. Rupcich                     418,064 Shares (9)             16.433%

Agatha T. Ulrich                    656,003 Shares (10)            25.785%

David A. Ulrich, Jr                  47,612 Shares                  1.871%

William J. Werry                     34,412 Shares (11)             1.353%

Scott A. Wilson                      11,166 Shares (12)                *

All directors and officers        1,610,985 Shares                 63.323%
as a group (18 persons)
---------------------------

*        Less than 1%.

(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote, and beneficial ownership, as shown in the foregoing table, arises from sole voting and investment power, except as otherwise indicated by footnote.

(2) Percentages are based upon the 2,544,078 shares issued and outstanding as of March 11, 2000.


(3) Includes 2,716 shares registered in the name of Mr. Bauer and his wife, as joint tenants, as to which Mr. Bauer has shared voting and investment power, and 956 shares registered in the name of Mrs. Bauer.

(4) Includes 35,395 shares registered in the name of Mrs. Roberta C. Fedderly 1991 Revocable Trust, 33,996 shares registered to the Sanford Fedderly 1991 Revocable Trust, and 2,000 shares held in a self-directed individual retirement account ("IRA")for the benefit of Mr. Fedderly.

(5)      Includes 3,850 shares registered in the name of Mrs. Gravitter.

(6) Includes 5,500 shares registered in the name of Mrs. Karbiner, and 12,203 shares and 332 shares held in self-directed IRAs for the benefit of Mr. Karbiner and Mrs. Karbiner, respectively.

(7) Includes 1,412 shares in accounts for Mr. Orth's children for which he is custodian.

(8) Includes 785 shares registered in the name of Mrs. Puetz and 2,220 shares held in a self-directed IRA for the benefit of Mr. Puetz.

(9) Includes 7,871 shares registered in the name of Mr. Rupcich and his wife as joint tenants, as to which Mr. Rupcich has shared voting and investment power. Also includes 404,684 shares held in the David A. Ulrich living trust for which Mr. Rupcich exercises shared voting and investment power as a trustee and as to which he disclaims beneficial ownership.

(10) Includes 123,335 shares held in the estate of Mr. Ulrich, which the Trustees have granted Mrs. Ulrich voting power. Also includes 8,526 shares registered in the name of N.D.C., Inc. of which Mrs. Ulrich is a principal shareholder, and 42,106 shares held in a self directed IRA for the benefit of Mrs. Ulrich. Includes 210,315 shares held under Stockholders' Agreements with members of Mrs. Ulrich's family.

(11) Includes 26,552 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Also includes 2,340 shares registered in the name of Mrs. Werry.

(12) Includes 6,704 shares registered in the name of Mr. Wilson and his wife, as to which Mr. Wilson has shared voting and investment power, and 3,156 shares and 1,306 shares held in self-directed IRAs for the benefit of Mr. Wilson and Mrs. Wilson, respectively.

The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

                              ELECTION OF DIRECTORS

The Board of Directors proposes that the fifteen- (15) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. Proxies received by the Board of Directors will be voted FOR the election of the following fifteen (15) persons, unless otherwise indicated, but, if any such nominee is unable to serve, due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors. Directors are elected by a plurality of the votes cast by holders of the Corporation's Common Stock entitled to vote at a meeting at which a quorum is present. In other words, the fifteen directors who receive the largest number of votes will be elected as directors. Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a lager number of votes. Any votes attempted to be cast "against" a candidate are not given legal effect and are not counted as votes in an election of directors. All of the persons nominated as directors are currently directors of the Corporation and, except for Mrs. Ulrich and Mr. Komisar, were elected at the last annual meeting held on June 9, 1999, for a one year term which expires at the 2000 Annual Meeting. All of the nominees have consented to serve if elected, and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding Common Stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.

                           Director                                  Principal Occupation During the
       Name                  Since            Age                  Past 5 Years and Other Directorships
       ----                 -------           ---   ----------------------------------------------------------------

Frank J. Bauer               1990             73          Director of the Corporation.  President of Frank Bauer Construction
                                                          Company, Inc. Director of Tri City National Bank.

Sanford Fedderly             1980             65          Director of the Corporation.  Retired Registered Pharmacist.  Retired
                                                          President of Tri City Pharmacy, Inc., Oak Creek, Wisconsin.  Director of
                                                          Tri City National Bank.

William Gravitter            1980             71          Director of the Corporation.  President of Hy-View Mobile Home Park.
                                                          Director of Tri City National Bank.

Henry Karbiner, Jr.          1980             59          President, Chief Executive Officer and Chairman of the Board of the
                                                          Corporation since October 14, 1998.  Treasurer and a Director of the
                                                          Corporation.  Executive Vice President and Secretary of the Corporation
                                                          from January 5, 1989 to October 14, 1998.  Chairman of the Board,
                                                          President  and Chief Executive Officer of Tri City National Bank since
                                                          October 14, 1998.

William L. Komisar           1999             47          Director of the Corporation.  Partner-Komisar, Brady & Co.,  LLP,  CPAs,
                                                          from 1981 to present.

Christ Krantz                1980             75          Director of the Corporation.   President of Krantz Realty, Inc.  Vice
                                                          President and Secretary of KRK, Inc., which owns Ramada  Airport  Motel,
                                                          Milwaukee, Wisconsin. Partner in Veterans Linen Supply Company. Director
                                                          of Tri  City National Bank.

Rudie L. Lauterbach          1980             84          Director of the Corporation.  Semi-retired, Independent Accountant, Elm
                                                          Grove, Wisconsin.  Director of Tri City National Bank.

William P. McGovern          1980             84          Director of the Corporation.   Semi-retired Attorney-at-Law,  Milwaukee,
                                                          Wisconsin.

Robert W. Orth               1996             53          Senior Vice President and a Director of the Corporation  since  1996.
                                                          Executive Vice President of Tri City National Bank since 1996. Senior Vice
                                                          President of Bank One, Milwaukee, NA from 1979 to 1996.

Ronald K. Puetz              1988             51          Senior Vice President and a Director of the Corporation.  Executive Vice
                                                          President and Director of Tri City National Bank.

John M. Rupcich              1993             54          Director of the Corporation.  President and a Director of  N.D.C.,  Inc.
                                                          Executive Vice President, Treasurer and a Director of Mega  Marts,  Inc.
                                                          Director of Tri City National Bank.

Agatha T. Ulrich             1999             71          Director of the Corporation.  Director of N.D.C., Inc.

David A. Ulrich, Jr.         1997             39          Director of the Corporation since 1997.  Vice President and a Director of
                                                          Mega Marts, Inc. and Vice President and a Director  of  N.D.C.,  Inc.
                                                          Responsible for property management and construction  projects  of  said corporations.

William J. Werry             1980             73          Director of the Corporation.  Retired Unit President of Tri City National
                                                          Bank.  Director of Tri City National Bank.

Scott A. Wilson              1990             53          Secretary of the Corporation since October 14, 1998. Senior Vice President and a Director of the Corporation. Executive Vice President and a Director
                                                          of Tri City National Bank.

There is a family relationship between three of the nominees for directorship.  Mr. Bauer is Mr. Ulrich's uncle and Mrs. Ulrich's brother.

The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Fedderly, Gravitter, Karbiner, Krantz and Puetz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 1999, the Executive Committee held four meetings. The Audit Committee is composed of Messrs. Fedderly, Krantz, Lauterbach, McGovern and Werry and its function is (a) to review the results of audits of the Corporation and its subsidiaries performed by the Corporation's internal auditors, (b) to meet with, and review the results of audits of the Corporation and its subsidiaries performed by the Corporation's independent public accountants, and (c) to recommend the selection of independent public accountants. The Audit Committee held three meetings during 1999. The Board of Directors has not appointed a nominating committee, and the review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. If shareholders were to recommend nominees for directors, the full Board would consider such persons. Shareholders are entitled to nominate persons from the floor at the Annual Meeting, but it is intended that the proxies solicited with the Proxy Statement will be voted for the slate of the fifteen persons listed in the table above as nominees to the Board of Directors. The Board of Directors does not have a compensation committee.

The Board of Directors held four meetings during 1999. All incumbent directors attended 75% or more of the meetings of the Board and the committees on which they served during 1999, except for Mr. Gravitter who attended 25% of those meetings and Mr. Lauterbach who attended 50% of those meetings.

                             EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by the Corporation and its subsidiaries during the fiscal years ended December 31, 1999, 1998 and 1997 to each of the most highly compensated executive officers of the Corporation whose total annual cash compensation exceeded $100,000.


                           SUMMARY COMPENSATION TABLE


     Name and                        Annual Compensation
                                   ------------------------     All Other
Principal Position         Year    Salary ($)    Bonus ($)    Compensation($)(1)
------------------         ----    ----------    ----------   ------------------

Henry Karbiner, Jr         1999    $  307,376    $   54,232    $  8,121
President and Chief        1998       280,176        60,258       8,091
Executive Officer          1997       257,959        53,235       8,000

Robert W. Orth,            1999       157,369        28,000       8,121
Senior Vice                1998       143,391        30,778       8,085
President                  1997       134,994        27,720       4,465

Ronald K. Puetz,           1999       158,106        27,981       8,121
Senior Vice                1998       144,114        30,756       8,091
President                  1997       132,808        27,195       7,482

Scott A. Wilson,           1999       143,925        25,169       7,991
Senior Vice                1998       131,484        27,632       7,330
President and Secretary    1997       123,138        24,885       6,922
------------

(1) All other compensation represents the Corporation's matching contribution to the employee's 401(k) plan.


                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

Executive compensation, including that of the C.E.O., consists primarily of salary and cash bonus. The C.E.O.'s compensation is determined in the same manner as the other executives.

The bonus portion of executive compensation is based entirely on the Corporation's return on assets. If the return on assets for the twelve-month period ending in November is less than the minimum amount of one percent (1%), no cash bonuses are paid. If the return on assets exceeds the minimum, the bonus is computed as a percentage of salary based on a formula such that as the return on assets increases, the bonus percentage goes up at an increasing rate. The same bonus percentage is applied to all officers of the Corporation.

Except for the bonus, there is no specific relationship between corporate performance and executive salaries and benefits. In 1999, executive compensation was determined by the President of the Corporation considering the following factors without assigning any relative weight or importance to any factor:

         1.       Current compensation;
         2.       Cost of living;
         3.       Salaries paid to executives at other banks;
         4.       Performance of the bank during the prior year;
         5.       Prospects of future growth and performance; and
         6.       The individual performance of the executive.

Stock price is not a factor in determining executive salaries or bonuses.

The salaries determined by the President were submitted to the full Board of Directors for approval. After reviewing the recommendations, the Board members had an opportunity to discuss any factors they deemed relevant - there was no agenda or specific list of factors to be discussed. The recommendations of the President were approved by the Board without adjustment.

The Corporation continues to follow its long-standing policy of not providing its executives with many of the non-cash perquisites given to executives of similar companies. Executives receive no stock rights, options, warrants or stock appreciation rights. The Corporation does not provide memberships for its executives in country clubs or other social clubs. Also, executives receive no special retirement benefits or deferred compensation - they participate in the same retirement plan provided to non-executive employees of the Corporation.


                                            By the Board of Directors


Frank J. Bauer           Christ Krantz                      John M. Rupcich
Sanford Fedderly         Rudie L. Lauterbach                Agatha T. Ulrich
William Gravitter        William McGovern                   David A. Ulrich, Jr.
Henry Karbiner, Jr.      Robert W. Orth                     William J. Werry
William L. Komisar       Ronald K. Puetz                    Scott A. Wilson

                             STOCK PERFORMANCE GRAPH

The following graph shows the cumulative stockholder return on the Corporation's Common Stock over the last five fiscal years compared to the returns of the Standard & Poor's 500 Stock Index and Major Regional Bank Index compiled by Standard & Poor's and consisting of 20 regional banks assuming that $100 is invested on December 31, 1993 with dividends reinvested.





                      TRI CITY FIVE-YEAR STOCK PERFORMANCE




                                                  MAJOR
                         PERIOD     REGIONAL     TRI CITY
(FISCAL YEAR COVERED)    S & P 500   BANKS      BANKSHARES
---------------------    -------    --------    ----------

        1994             100.00     100.00       100.00
        1995             137.58     157.46       114.41
        1996             169.17     215.15       130.62
        1997             225.60     323.53       150.01
        1998             290.08     357.46       171.76
        1999             351.11     306.70       196.32

                                 DIRECTORS' FEES

In 1999, the directors of the Corporation, who were not also officers of the Corporation, received $300 for each Board meeting attended.


                  LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 1999 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.

Mrs. Agatha T. Ulrich and Mr. David A. Ulrich, Jr. directors of the Corporation, are principal shareholders in a corporation that owns buildings occupied by the Corporation's central office (the "Central Office") in Oak Creek, a Tri City National Bank branch office located in Milwaukee, and eleven Tri City National Bank branch offices located in Pick N'Save food stores in Brookfield, Greenfield, Milwaukee, Oak Creek and West Allis. The Central Office building lease has a five-year term, through 2000, with one five-year renewal option. The branches located in local food stores have lease terms of three to five years, through December 2000, with three five-year renewal options. The annual rental for 1999 paid in connection with all of the aforementioned leases was $392,108, subject to adjustment as a result of increases in the consumer price index. Pursuant to the Central Office lease only, the Corporation is also obligated to pay property taxes, insurance and maintenance costs associated with the building.


                                 OTHER BUSINESS

The Board of Directors knows of no other business, which may come before the Annual Meeting. In the event that any other business not known or determined at this time does properly come before the Meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.


                                VOTING OF PROXIES

Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the Proxy Statement. Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Any shares not voted affirmatively, whether by abstention or broker nonvote, will generally have no impact on the election of directors.

                         INDEPENDENT PUBLIC ACCOUNTANTS

As of the date of this Proxy Statement, the Audit Committee and the Board of Directors have not yet selected an independent auditor for the 2000 year-end audit. The Committee and the Board are currently considering either hiring the Corporation's current independent auditor, Ernst & Young, or soliciting bids from several independent auditors, including Ernst & Young. A decision has not been made as of the date of this Proxy Statement. Ernst & Young have served as the Corporation's accountants for the past seventeen years. The services provided by Ernst & Young since January 1, 1999 consisted of assisting in the preparation of financial statements, and audit reports with respect thereto, for the Corporation and its subsidiaries, and providing assistance in the preparation of periodic reports filed with the Securities and Exchange Commission. Representatives of said firm are expected to be present at the Annual Shareholders' Meeting and will have the opportunity to make a statement if they choose to do so and will be available to respond to appropriate questions.

                             SHAREHOLDERS' PROPOSALS

Proposals by shareholders sought to be included in the Corporation's Proxy Statement for its 2000 Annual Meeting of Shareholders must be received by the Corporation no later than January 5, 2001.

                            PENDING LEGAL PROCEEDINGS

No director or executive officer is an adverse party or has an interest adverse to the Corporation or any of its subsidiaries in any material pending legal proceedings.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership of stock in the Corporation. Copies of these reports must also be furnished to the Corporation. Based solely on a review of these copies, the Corporation believes that during 1999, its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

                                    FORM 10-K

A COPY OF THE CORPORATION'S FORM 10-K WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1999 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 21, 2000 RECORD DATE BY WRITTEN REQUEST TO SCOTT A. WILSON,
SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.

By Order of the Board of Directors

/s/Scott A. Wilson
------------------

Scott A. Wilson, Secretary
Oak Creek, Wisconsin

May 5, 2000


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE 2000 ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE.

PROXY               Tri City Bankshares Corporation                       PROXY
                     Annual Meeting-June  14, 2000
      This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints William Gravitter and Henry Karbiner, Jr. and each of them, with full power to act without the others and with full power in each to appoint his substitute or substitutes, as his proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 14, 2000 at 9:30 A.M., and at any adjournment or adjournments of said meeting, on the following matters:

1. Election of Directors :
     For all nominees listed below  |_|        WITHHOLD AUTHORITY to vote  |_|
     (or their substitutes if any              for all nominees listed below
      nominees shall be unable to
      stand for election)
                               ABSTAIN  From Vote  |_|

FRANK BAUER, SANFORD FEDDERLY, WILLIAM GRAVITTER, HENRY KARBINER, JR., WILLIAM L. KOMISAR, CHRIST KRANTZ, RUDIE L. LAUTERBACH, WILLIAM P. MCGOVERN, ROBERT W. ORTH, RONALD K. PUETZ, JOHN M. RUPCICH, AGATHA T. ULRICH, DAVID A. ULRICH, JR., WILLIAM J. WERRY, SCOTT A. WILSON

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                     (Over)



--------------------------------------------------------------------------------




              The Board of Directors recommends a vote FOR item 1.

2. In their discretion on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.




                                       Date ------------------------------, 2000

                                       Please sign exactly as name appears
                                       hereon.  For joint  accounts,  all
                                       tenants should sign. Executors,
                                       Administrators,  Trustees, etc.,
                                       should so indicate when signing.